                                                                  Exhibit 10.10A


                             AMENDMENT NUMBER ONE
                       TO SECURITIES ISSUANCE AGREEMENT
                       --------------------------------

          This AMENDMENT NUMBER ONE TO SECURITIES ISSUANCE AGREEMENT (the "Amendment") is entered into as of January 29, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and BANYAN SYSTEMS INCORPORATED, a Massachusetts corporation (the "Company") with its chief executive office located at 120 Flanders Road, Westboro, Massachusetts 01581.

                                   Recitals
                                   --------

A. Foothill and the Company have entered into that certain Loan and Security Agreement, dated as of September 4, 1997, (as amended, restated supplemented, or otherwise modified from time to time, the "Loan Agreement");

B. Foothill and the Company have entered into that certain Securities Issuance Agreement, dated as of September 4, 1997 (as amended, restated supplemented, or otherwise modified from time to time, the "Agreement");

C. Foothill and the Company desire to amend the Agreement as set forth in this Amendment; and

D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Amendments to the Agreement.
    ---------------------------

          Section 2 of the Agreement hereby is amended and restated in its entirety to read as follows, effective as of September 3, 1998:

2.  Issuance of Warrants.
    --------------------

a. On September 4, 1997, the Company issued to Foothill a warrant to purchase Seventy Five Thousand (75,000) shares of Common Stock (as adjusted from time to time pursuant to Section 3 hereof, the 1997 Warrant Shares") at an exercise price of $2.28 125 per share.

b. As of September 4, 1998, the Company has issued to Foothill a warrant to purchase Fifty Thousand (50,000) shares of Common Stock (as adjusted from time to time pursuant to Section 3 hereof, the " 1998 Warrant Shares") at a per share exercise price equal to the average of the closing sale prices of a share of the Common Stock on the last twenty (20) trading days prior to September 4, 1998, reported on NASDAQ (as defined in Section 3(g) hereof), as reported in The Wall Street Journal.

c. On September 4, 1999, the Company shall issue to Foothill a warrant to purchase Twenty-Five Thousand (25,000) shares of Common Stock (as adjusted from time to time pursuant to Section 3 hereof, the " 1999 Warrant Shares") at a per share exercise price equal to the average of the closing prices of a share of the Common Stock of the Company on the last twenty (20) trading days prior to September 4, 1999, reported on the Exchange (as defined in Section 3(g) hereof) on which the Common Stock of the Company is then traded, as reported in The Wall Street Journal, or if such Common Stock is not then traded on such an Exchange, the fair market value (as defined in Section 3(g) hereof) of a share of the Common Stock of the Company as of September 4, 1999, determined in accordance with Section 3(g) hereof, treating September 4, 1999, as the "Determination Date" for purposes of such determination.

          The 1997 Warrant Shares, the 1998 Warrant Shares, the 1999 Warrant Shares, each as adjusted from time to time pursuant to Section 3 herein, shall be referred to, collectively, as "Warrant Shares" or "Shares". In each case above, such exercise price may be adjusted from time to time pursuant to Section 3 hereof, (the "Warrant Price"), and such warrant shall be in the form of Exhibit W-1 attached hereto and made a part hereof (each, a "Warrant" and collectively, the "Warrants"). Any provisions to the contrary in this Section 2 notwithstanding, the Company is under no obligation to issue Warrants exercisable for more than an aggregate of 150,000 Shares, as such number may be adjusted from time to time pursuant to Section 3 hereof, pursuant to Warrants to be issued on the date hereof and such other dates as above stated.

3.  Representations and Warranties.
    ------------------------------

          The Company hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment is within its corporate powers, has been duly authorized by all necessary corporate action, and is not in any material respect in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment constitutes the Company's valid and binding obligation, enforceable against the Company in accordance with its terms.

4.  Conditions Precedent to the Effectiveness of this Amendment.
    -------------------------------------------------------------

          The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

a. Foothill shall have received a certificate from the Assistant Clerk of the Company attesting to the incumbency and signatures of authorized officers of the Company; and

b. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company, Foothill, or any of their Affiliates.

5.  Effect on Agreement.
    ---------------------

          The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in such respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

6.  Miscellaneous.
    --------------

a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Agreement shall mean and refer to the Securities Issuance Agreement referred to in Recital B to this Amendment as modified and amended by this Amendment.

b. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

               [Signature page to follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                         FOOTHILL CAPITAL CORPORATION,

                         a California corporation


                         By    /s/ Erik R. Sawyer
                            ----------------------------------


                         Title    Vice President
                               -------------------------------


                         BANYAN SYSTEMS INCORPORATED,
                         a Massachusetts corporation


                         By    /s/ Richard M. Spaulding
                            -----------------------------------

                         Title    V.P. & CFO
                               ------------------------------

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.



                          BANYAN SYSTEMS INCORPORATED
                          ---------------------------


                  WARRANT TO PURCHASE 50,000 SHARES (subject
                to adjustment) OF COMMON STOCK (this "Warrant")

          BANYAN SYSTEMS INCORPORATED, a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Foothill Capital Corporation, a California corporation ("Foothill"), or registered assigns, is the registered holder of warrants (the "Warrants") to subscribe for and purchase Fifty Thousand (50,000) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the `Shares") of the Company, at the price of $5.0296875, or as adjusted under the Securities Issuance Agreement (as defined below) per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock' shall mean the Company's presently authorized Common Stock, $.01 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, and (b) the term "Other Warrants" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise. This Warrant is issued pursuant to that certain Securities Issuance Agreement dated as of September 4, 1997 (as amended from time to time, the "Securities Issuance Agreement') between the Company and Foothill, and this Warrant or the holder hereof is entitled to the benefits and subject to the terms and conditions stated therein.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time--from the date of issuance of this Warrant (the "Date of Grant") through September 4, 2008.

2.  Method of Exercise, Payment--, Issuance-- of New Warrant.  Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased (in same-day funds, by certified bank check or wire transfer). The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for die shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise (upon payment of any transfer tax required by law to be paid by the holder of this Warrant) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30) day period.

3. Stock Fully-Paid: Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens, charges, and pre-emptive rights with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of Shares upon the exercise of the Warrants (other than those required by law to be paid by the holder of this Warrant). During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase right]s evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows;

a. Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant) (a "Merger"), or in case of any sale of all or substantially all of the assets of the Company (an `Asset Sale"), the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications. changes, mergers and transfers. Notwithstanding the foregoing, at the option of the Company, the holder hereof shall exercise (or, in the sole discretion of the holder hereof, surrender) this Warrant upon any Merger or Asset Sale which is entered into by the Company with an unrelated third party on an arm's length basis.

b. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

c. Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing sub-paragraphs (a) and (b)) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to `such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, mid (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

d. Special Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) or evidences of indebtedness or assets (other than dividends and distributions referred to in subparagraphs (b) and (c) above and other than cash dividends) or of subscription rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase shares of any class of equity securities of the Company, the Warrant Price to be in effect on and after such record date shall be adjusted by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the fair market value per share of Common Stock on such record date, less the fair value (as determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options, warrants, or exchangeable or convertible securities applicable to one (1) share of the Common Stock outstanding as of such record date, and (ii) the denominator of which shall be such fair market value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment was made.

e. Other Issuances of Securities. In case the Company or any subsidiary shall issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common. Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities described in subparagraphs (f) or (g) of
Section 8 of the Securities Issuance Agreement or issued in any of the transactions described in subparagraphs (b), (c) or (d) above, (ii) shares issued upon the exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable, securities, (iii) the Warrants and any shares issued upon exercise thereof, (iv) shares of Common Stock, or other securities convertible or exercisable therefor, issued to employees, directors, consultants or advisors to the Company (for serving in such capacities) under any plan or agreement, provided that the annual aggregate of such shares or other securities issued at below fair market value does not exceed 500,000 shares of Common Stock, on a fully converted and exercised basis (it being understood that the limitation contained in this proviso does not apply to shares or other securities issued at or above fair market value), and
(y) shares of Common Stock, or other securities convertible into or exchangeable, or exercisable therefor, issued to employees, directors, consultants, or advisors to the Company upon the exercise of any right, option, warrant, or conversion or exchange feature of any security, to the extent that such right, option, warrant, or convertible or exchangeable security was issued prior to September 4, 1997 to any such employee, director, consultant, or advisor (for serving in any such capacity) under any plan or agreement that existed prior to September 4, 1997), at a price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the fair market value per share of Common Stock on the date the Company fixes the offering price of such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate. consideration. received (determined as provided below) for such sale or issuance would purchase at such fair market value per share, and
(ii) the denominator of which shall be the total number of shares of Common. Stock outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustment, the maximum number of shares of Common,

Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the aggregate consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby (without regard to any provision contained therein for a subsequent adjustment of such consideration or premium). In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence, of this subparagraph (e), the 13oard of Directors of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this subparagraph (e), the Board of Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk, the fair value. of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment is made.

f. Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter; provided that any adjustments pursuant to Section 4(a) shall be made in accordance with the terms of such Section rather than the terms of this Section 4(f).

g. Determination of Fair Market Value. For purposes of this Section 4, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean (i) if shares of Common Stock are traded on a national securities exchange (an "Exchange"), the average of the closing prices of a share of the

Common Stock of the Company on the last twenty (20) trading days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal; or (ii) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the Nasdaq National Market System or the NASDAQ Small-Cap Market (either, "NASDAQ"), (A) the average of the last sale prices reported on NASDAQ or (B) if such shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask prices, in each case on the last twenty (20) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported in The Wall Street Journal; or (iii) if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Clerk or Assistant Clerk; provided, however, that solely for the purpose of determining whether a below "air market value" issuance has occurred that could result in adjustments to the Warrant Price pursuant to Section4(e) (and expressly not with respect to calculating the adjustments as could result therefrom), such fair market value shall be the lesser of (x) the fair market value determined in accordance with the foregoing paragraph, and (y) the fair market value as would be determined in accordance with the foregoing paragraph if a standard of one (1) trading day rather than the average of twenty (20) trading days were the basis for the calculations therein.

5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(g) above) of a share of Common Stock on the date of exercise.

7.  Compliance with Securities Act, Disposition of Warrant or Shares of Common
    ---------------------------------------------------------------------------
Stock.
-----

a. Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933,.as amended (die "Act"). Upon exercise of this

Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

    "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.
    NO SALE OR DISPOSITION MAYBE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED DIRECTLY OR INDIRECTLY."

          In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

(2) The holder understands that this Warrant and the Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price, of the Warrant and the Shares, or for a period of one (1) year or any other fixed period in the future.

(3) The holder further understands that this Warrant and the Shares must be held' indefinitely unless subsequently registered under the Act and any applicable state securities laws. or unless exemptions from registration are otherwise available.

(4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(5) The holder further understands that at the time it wishes to sell this Warrant and the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Shares under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

(6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

b. Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant, or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel (which shall be reasonably acceptable to the Company and knowledgeable regarding securities matters, including without limitation Brobeck, Phleger & Harrison LLP), if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. The foregoing notwithstanding, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Act, provided that the Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions. Notwithstanding any other provision herein to the contrary, this Warrant and/or any Shares acquired pursuant to the exercise of this Warrant may be sold or otherwise transferred by Foothill to any person or entity in compliance with applicable law, but if and to the extent that any such sale or transfer of such Warrant or Shares is to a person or entity that is not also a purchaser or transferee of all or part of Foothill's rights and obligations under the Loan Agreement (as defined in Section 10.4 below), such sale or transfer to such person or entity shall be free of, and shall not carry with it, the put rights set forth in Section 10.4 hereof.

8. Rights as Shareholders: Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of the directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will use its reasonable best efforts to transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

9. Registration Rights. The holder of this Warrant shall be entitled to registration rights as set forth in the Securities Issuance Agreement.

10.  Additional Rights.

          10.1 Mergers. In the event that the Company undertakes to (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, the Company will use its reasonable best efforts to provide at least thirty (30) days notice prior to the proposed effective date of the transaction of the terms and conditions of the proposed transaction. The foregoing notwithstanding, the provisions of this Section 10. 1 shall not require the Company to take any action which would, in the good faith determination of the Company after consultation with counsel, constitute a violation of, or create liability for the Company under, Federal or state securities laws or the rules of any securities exchange or NASDAQ oil which the Company is then listed.

          10.2  Right to Convert Warrant into Common Stock: Net Issuance.

a. Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and non-assessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be equal to (A) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one share of Common Stock on the Conversion Date.

          Expressed as a formula, such conversion shall be computed as follows:

          X = A - B
              -----
                Y
          Where:         X =  the number of shares of Common Stock that shall be
                              issued to holder

                         Y = the fair market value (FMV) of one share of Common Stock

                         A = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

                         B = the aggregate Warrant Price (i.e., Converted Warrant Shares x Warrant Price)

          No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. For purposes of Section 5 of the Securit3es Issuance Agreement, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

b. Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date'). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shams remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

c. Determination of Fair Market Value. For purposes of this Section 10.2, "fair market value" of a share of Common Stock shall have the meaning set forth in
Section 4(g) above.

          10.4  Put Rights.
                ----------

a. Upon and after a Put Triggering Event (as defined below), each holder of Warrants or Shares (the Warrants and the Shares are referred to herein, collectively, as the "Securities") shall have the right, in such holder's sole discretion, to require the Company to repurchase ("put") such holder's Securities at a purchase price of $6.0296875 per share (the "Put Purchase Price") of Common Stock purchased or purchasable by such holder upon exercise of Warrant(s) (less any Warrant Price payable with respect to any then outstanding Warrants). A "Put Triggering Event" means any of the following events: (i) an Event of Default as defined under the Loan Agreement (to the extent any applicable cure period has expired; and, provided that, to the extent that any Event of Default is permanently waived by Foothill, any Put Triggering Event premised on such permanently waived Event of Default shall cease, and, to the extent that any Event of Default is temporarily waived by Foothill, any Put Triggering Event premised on such temporarily waived Event of Default shall be suspended and postponed for the duration of such waiver); (ii) the maturity of the Obligations (whether scheduled, accelerated or otherwise); (iii) repayment in full of the Obligations in connection with a refinancing of the Obligations by the Company with any party other than Foothill; (iv) the sale or other disposition of all or substantially all of the assets of the Company, or (y) the consummation by the Company of any merger, consolidation or other reorganization (other than as permitted under the Loan Agreement or as otherwise permitted by Foothill pursuant to a written waiver). For the purposes of this Warrant, the terms "Loan Agreement" and "Obligations' shall have the same meanings for such terms as are defined (or incorporated by reference) in the Securities Issuance Agreement.

b. Such put right shall be exercisable by written notice (the "Put Notice") given to the Company. The Company shall effect the repurchase of the Securities pursuant to the Put Notice by paying the purchase price therefor in cash to the holder not more than thirty (30) days after receipt by the Company of the Put Notice, but. only as and to the extent the Company has funds legally available therefore; and at such time the holder shall deliver to the Company the Securities to be repurchased, properly endorsed for transfer. Anything herein to the contrary notwithstanding, if the put right provided for herein has not been exercise by the date that is two years after the earlier of (y) the date that the Loan Agreement is terminated and Foothill has no further obligations thereunder, and (z) the date that all Obligations of the Company to Foothill have become due and payable, whether in accordance with their terms, by reason of acceleration, or otherwise, and if Foothill has not been stayed or enjoined from exercising such put right (whether by reason of the provisions of the United States Bankruptcy Code or otherwise), then such put right shall expire at the close of business on such date first referred to in this sentence.

c. Upon each adjustment in the Warrant Price pursuant to Section 4 hereof, (i) with respect to the unexercised portion of this Warrant. the Put Purchase Price shall be adjusted as if such Put Purchase Price were subject to adjustment by the terms of Section 4 in the same manner as the Warrant Price, and (ii) with respect to Shares after exercise of all or the applicable portion of the Warrant, the Put Purchase Price shall be adjusted as if such Put Purchase Price were subject to adjustment by the terms of Sections 4(a) and 4(b) (and not Sections 4(c) though (e)) in the same manner as the Warrant Price.

          10.5  Call Rights.
                -----------

a. At any time, the Company shall have the right, in its sole discretion, to repurchase ("call") the Shares, if and to the extent then owned by Foothill (and not its assigns or transferees, except for a private assignee or transferee that continues to have put rights and registration rights hereunder), and the Warrant, regardless of ownership thereof, at a purchase price of $8.0296875 per share (the "Call Purchase Price") of Common Stock purchased or purchasable upon exercise of the Warrant (less any Warrant Price payable with respect to any portion of the Warrant then outstanding). Such call right shall be exercisable by written notice (the "Call Notice") given to Foothill (and any applicable assigns). The Company shall effect the repurchase of the all of the Securities (as defined in the Securities Purchase Agreement) pursuant to the Call Notice by paying the purchase price therefor in cash to Foothill (and its assigns, as applicable) not less than ten (10) nor more than thirty (30) days after delivery by the Company of the Call Notice; and at such time each holder shall deliver to the Company the Securities to be repurchased, properly endorsed for transfer. Without limiting the generality of the foregoing provisions of this paragraph, once any Shares have been sold or transferred pursuant to Rule 144 promulgated under the Act, or pursuant to an effective registration statement under the Act, the Company shall have no further call rights with respect to such Shares. Any certificate representing Shares subject to the call right provided for herein shall bear the following legend: "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A CALL RIGHT IN FAVOR OF THE ISSUER HEREOF PURSUANT TO A SECURITIES ISSUANCE AGREEMENT, A COPY OF WHICH IS AVA11ABLE FOR INSPECTION BY WRITTEN REQUEST TO THE COMPANY FROM ANY HOLDER OF THESE SHARES." If the Shares evidenced by any certificate [BE-AXING] the foregoing legend cease to be subject to the call right provided for herein, the Company upon request and upon presentation by the holder thereof of the certificate bearing such legend will reissue a certificate for such Shares without such a legend.

b. Upon each adjustment in the Warrant Price pursuant to Section 4 hereof, (i) with respect to the unexercised portion `of this Warrant, the Call Purchase Price shall be adjusted as if such Call Purchase Price were subject to adjustment by the terms of Section 4 in the same manner as the Warrant Price, and (ii) with respect to Shares after exercise of all or the applicable portion of the Warrant, the Call Purchase Price shall be adjusted as if such Call Purchase Price were subject to adjustment by the terms of Sections 4(a) and 4(b) (and not Sections 4(c) though (e)) in the same manner as the Warrant Price.

11.  Representations and Warranties. The Company represents and warrants to the
     ------------------------------
holder of this Warrant as follows:

a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

b. The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable,

c. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the certificate of incorporation of the Company, as amended to the date hereof (as so amended, the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

d. The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby, in each case except as would not have a material adverse effect on the Company; and

e. Except as set forth in the Loan Agreement (as defined in the Securities Issuance Agreement), there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the

Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by private courier or certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common. Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft. destruction or mutilation of this Warrant or any stock certificate and, in the case of any. loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the issuance hereof, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19. Remedies. In case any one or more of the covenants and agreements contained in this `Warrant shall have been breached, the holder hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

20. Acceptance. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

21. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of The holder of this Warrant against impairment.


                    [Balance of page intentionally omitted]

          IN WITNESS WHEREOF, this Warrant is issued on September 4, 1998.

                              BANYAN SYSTEMS INCORPORATED



                              By:    /s/ Richard M. Spaulding
                                  ------------------------------------

                              Title:  Vice President & CFO

                              Address:  120 Flanders Road,
                                        Westboro, Massachusetts 01581

                                   EXHIBIT A

                              NOTICE OF EXERCISE

To: BANYAN SYSTEMS INCORPORATED


          1. The undersigned hereby elects to purchase _________ shares of Common Stock of BANYAN SYSTEMS INCORPORATED pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                              ________________________________
                              (Name)

                              ________________________________

                              ________________________________
                              (Address)

          3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                              _________________________________

                              (Signature)


___________________________

(Date)

                                   Schedule 1
                                   ----------



           INVESTMENT REPRESENTATION STATEMENT

Purchaser:

Company:   BANYAN SYSTEMS INCORPORATED

Security:  Common Stock

Amount:

Date:

          In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser) represents to the Company as follows:

          (a) The Purchaser is aware of the Company's business affairs arid financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

          (b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be Imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

          (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from' the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934,as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

          (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

          (f) The Purchaser farther understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden or proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                              Purchaser:


                              _________________________________

                              Date: ___________________________